UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22621

Cohen & Steers Real Assets Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the period ended December 31, 2012. The net asset values (NAV) per share at that date were $10.03, $10.00, $10.04, $10.06 and $10.03 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	For the Period January 31, 2012 (commencement of operations) Through December 31, 2012
Cohen & Steers Real Assets Fund—Class A	6.87%	1.66%
Cohen & Steers Real Assets Fund—Class C	6.52%	0.97%
Cohen & Steers Real Assets Fund—Class I	7.02%	2.00%
Cohen & Steers Real Assets Fund—Class R	6.80%	1.54%
Cohen & Steers Real Assets Fund—Class Z	6.78%	1.73%
Blended benchmark—30% FTSE EPRA/NAREIT Developed Real Estate Index-net/30% Dow Jones-UBS Commodity Index/20% S&P Global Natural Resources Index-net/12.5% BofA Merrill Lynch 1-3 Year Global Corporate Index/7.5% Gold Index[a]	6.87%	4.15%
Dow Jones-UBS Commodity Index[a]	2.75%	–3.44%
Barclays U.S. TIPS Index[a]	2.82%	4.58%
MSCI World Index—net[a]	9.36%	10.29%

a  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged portfolio of approximately 295 constituents from 20 countries and is net of dividend withholding taxes. The Dow Jones-UBS Commodity Index is composed of futures contracts on physical commodities. These commodities are traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The S&P Global Natural Resources Index includes 89 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The BofA Merrill Lynch 1-3 Year Global Corporate Index is a subset of The BofA Merrill Lynch Global Corporate Index including all securities with a remaining term to final maturity less than 3 years. The Gold Index is represented by the gold spot price in U.S. dollars per Troy ounce. The Barclays U.S. TIPS Index consists of Inflation-Protection securities issued by the U.S. Treasury. To qualify, treasuries must have at least one year maturity, $250 million par amount outstanding, and must have an investment grade of Baa/BBB- or higher. The MSCI World Index is a market-capitalization-weighted index that monitors the performance of stocks from all around the world and is net of dividend withholding taxes.

COHEN & STEERS REAL ASSETS FUND, INC.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Results for real asset classes were mixed in 2012. Earlier in the year, most categories benefited from improving macro conditions, as Europe's Long Term Refinancing Operations eased the region's sovereign debt concerns and the U.S. showed modest but sustained first-quarter growth. Depreciation in the yen sparked hopes that Japan's exports would revive and help the country's fragile economy, while China seemed to be headed for a soft landing amid easing central bank policy.

Economic conditions began to deteriorate in the second quarter, which prompted policy initiatives from central banks and governments across the globe, beginning in September. By year end, China's economy had begun to show signs of stabilization, mitigating one of the key risks to global growth; Europe's sovereign debt concerns had eased amid additional financial aid to Greece and plans to expand the oversight powers of the European Central Bank; and elections in Japan brought hopes of new pro-growth policies. U.S. economic data were generally encouraging, although November's election results brought fears of continued political gridlock. Markets rallied in the latter half of the fourth quarter as negotiations of critical tax and spending measures progressed, culminating in a agreement at year end which focused on tax-related issues

Fund performance

The investments of Cohen & Steers Real Assets Fund include commodities, natural resource equities, REITs, gold and fixed income securities (some of which are denominated in foreign currencies). The Fund underperformed its blended benchmark, primarily due to the performance of investments in

COHEN & STEERS REAL ASSETS FUND, INC.

commodities and natural resource equities. Factors that contributed to these results are summarized below.

Global Real Estate Securities

The Fund's investments in global real estate securities outperformed the FTSE EPRA/NAREIT Developed Real Estate Index, which had a 18.6% total return (net of dividend taxes) for the period. Property stocks in Asia Pacific and Europe saw sharp reversals from their losses in the previous 12 months, while the U.S. continued to produce strong total returns. The Fund's modest allocation to emerging markets—which are not in the index—did especially well, as many of these companies benefited from easing policies.

Commodities

The Fund's investments in commodities generated a negative total return during the period; however, this allocation outperformed the -3.4% return of its benchmark, the Dow Jones-UBS Commodity Index. During the year, prices were influenced by factors such as uncertainty in Europe and the slowdown in China. Fluctuations were also driven by periods of unrest in the Middle East, as well as the mid-year drought in the U.S. that affected U.S. crop production of corn, soybeans and wheat. Overall, agricultural commodities contributed positively to performance, while investments in energy, industrial metals, precious metals and livestock all detracted from performance.

Natural Resource Equities

Natural resource equities held by the Fund also detracted from performance and underperformed the S&P Global Natural Resources Index (-1.6% return). Earlier in the year, performance was affected by the squeeze on profit margins, caused by rising costs and declining or flat prices. From the Fund's inception through December 31, 2012, results were primarily attributable to investments in energy and metals & mining companies. The Fund's allocation to the agribusiness sector contributed to performance.

Portfolio Diversifiers

The Fund's portfolio diversifiers were almost equally divided between short-duration fixed income securities and gold. Securities denominated in U.S. and Canadian dollars contributed positively to performance, while investments denominated in Australian dollars were negative. Overall, the fixed-income allocation generated a positive return for the Fund, however the Fund's allocation to gold produced a negative return.

Investment Outlook

Global real estate securities

Given the accommodative policies of nearly every central bank, along with our expectation for modest growth in the global economy, we believe the strong 2012 performance of real estate securities will continue into 2013. U.S. REITs should see continued cash-flow growth as long as the economy maintains its positive trajectory, as financing costs are likely to remain low and new supply is scarce. We continue to like Class A malls, self storage, along with well-positioned industrial assets and offices on the West Coast.

COHEN & STEERS REAL ASSETS FUND, INC.

Outside of the U.S., we believe the valuations of many European property companies are attractive, despite the region's economic challenges. However, financing remains constrained and there is further downside risk to economic growth. This leads us to remain focused on high-quality real estate assets, such as London West End office and German residential properties. Asia Pacific property markets remain compelling, in our view, particularly the Hong Kong office and retail. Supply is rising in Singapore, but strong demand from foreign tenants is likely to absorb much of the new space, with rents significantly below comparable Hong Kong rates. The potential for further cuts to interest rates in Australia have led us to take a more positive view of the country, particularly its residential markets. The Tokyo office market is improving, however we continue to be cautious.

Commodities

We believe a moderately improving outlook for the global economy could benefit commodities in 2013. Recent data from China have shown improving economic activity, and we expect this to continue. This view is supported by the new leadership and its focus on continued urbanization and strong economic growth. In the U.S., the economy shows further signs of strengthening. Any progress in resolving the debates over tax and spending reform could provide an upside to markets, in our view. Euro-zone concerns now appear to be understood, and although the precise path to recovery is unknown, we believe the recent evidence of stabilization could drive markets higher.

From a supply/demand perspective, commodity prices could surprise to the upside, as production consensus estimates could be overly generous. Supply disruptions of the past year include labor strikes on platinum operations in South Africa, capital delays on copper mines in Chile and droughts in the US corn-belt. When these operations restart, they may be unable to produce at their previous capacity. In addition, limited disruption adjustments have been afforded to projects expected to begin production during 2013, initiated when commodity prices where buoyant.

Natural resource equities

We expect a generally positive trend for global natural resource equities in 2013 on the back of improving demand sentiment and supply constraints, and continued macroeconomic uncertainty that keeps demand growth under control. In particular, we see a favorable outlook for gold, copper, platinum, palladium, oil, and to a lesser extent, agriculture.

The need for cost cutting and effective capital allocation has been of prime concern to investors in natural resource companies, leading many to remain bearish on a cyclical and structural basis. Many companies have acknowledged these concerns and are beginning to cut expansion projects and reduce operating expenses. In our view, the potential for declining operating costs in a recovery cycle marked by rising commodity prices could offer attractive investment opportunities. We believe this is especially true for commodities that have steeper cost curves, such as copper and iron ore.

Our closing perspective

In closing, we believe real asset classes offer complementary diversification potential for investors focused primarily on stocks and bonds, regardless of the near-term outlook for inflation. Over the long term, we see inflation as an unavoidable outcome, as governments and central banks unwind their

COHEN & STEERS REAL ASSETS FUND, INC.

massive accumulation of debt and quantitative easing programs. In our view, real assets have the pricing power to perform well in this type of environment.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	YIGAL D. JHIRAD
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	JON CHEIGH
Portfolio Manager	Portfolio Manager

JASON YABLON	ELAINE ZAHARIS-NIKAS
PORTFOLIO MANAGER	PORTFOLIO MANAGER

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS REAL ASSETS FUND, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large-cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Total Returns for the Period Ended December 31, 2012

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
Since Inception[b] (with sales charge)	–2.92%[c]	–0.03%[d]	—	—	—
Since Inception[b] (without sales charge)	1.66%	0.97%	2.00%	1.54%	1.73%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the January 31, 2012 prospectuses were as follows: Class A—2.61% and 1.39%; Class C—3.26% and 2.04%; Class I—2.36% and 1.04%; Class R—2.76% and 1.54%; and Class Z—2.41% and 1.19%. Gross expenses were estimated for the current fiscal year. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's total annual operating expenses, which include the expenses of the subsidiary (excluding applicable distribution and shareholder servicing fees for Class A, Class C, Class R and Class Z; acquired fund fees and expenses; and extraordinary expenses), as a percentage of average net assets at 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.15% for Class Z shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of January 31, 2012.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 1%.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012—December 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period[a] July 1, 2012– December 31, 2012
Class A
Actual (6.87% return)	$1,000.00	$1,068.70	$7.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.85
Class C
Actual (6.52% return)	$1,000.00	$1,065.20	$10.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.08	$10.13
Class I
Actual (7.02% return)	$1,000.00	$1,070.20	$5.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.08
Class R
Actual (6.80% return)	$1,000.00	$1,068.00	$7.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.60	$7.61
Class Z
Actual (6.78% return)	$1,000.00	$1,067.80	$5.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.84

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.35%, 2.00%, 1.00%, 1.50% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.28%, 2.94%, 1.96%, 2.42% and 2.08%, respectively.

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
iShares Gold Trust ETF	$3,459,051	4.7
Sprott Physical Gold Trust ETF (USD)	3,202,437	4.4
Simon Property Group	1,120,858	1.5
Australia Government Bond, 4.50%, due 10/21/14, Series 131	1,072,374	1.5
BHP Billiton PLC	1,008,504	1.4
Australia Government Bond, 6.50%, due 5/15/13, Series 118	947,331	1.3
Rio Tinto PLC	893,373	1.2
Equity Residential	721,749	1.0
Eni S.p.A.	660,306	0.9
Suncor Energy	640,684	0.9

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

b  The strategy breakdown is expressed as an approximate percentage of the Fund's total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
COMMON STOCK	59.5%
AUSTRALIA	4.0%
MATERIALS	1.1%
CHEMICALS	0.3%
Incitec Pivot Ltd.[a]		67,501	$230,136
METALS & MINING	0.8%
Equatorial Resources Ltd.[a,b]		27,273	37,693
Fortescue Metals Group Ltd.[a]		89,131	444,179
Metminco Ltd.[a,b]		836,048	52,934
Mineral Deposits Ltd.[a,b]		9,023	37,066
			571,872
TOTAL MATERIALS			802,008
REAL ESTATE	2.9%
DIVERSIFIED	1.5%
Cromwell Property Group		177,674	154,985
Dexus Property Group[a]		183,574	194,974
GPT Group[a]		151,007	581,254
Mirvac Group[a]		130,064	202,411
			1,133,624
OFFICE	0.1%
Commonwealth Property Office Fund[a]		93,103	99,185
RETAIL	1.3%
Centro Retail Australia[a]		44,108	104,418
Charter Hall Retail REIT[a]		72,972	286,182
Westfield Retail Trust[a]		170,472	537,832
			928,432
TOTAL REAL ESTATE			2,161,241
TOTAL AUSTRALIA			2,963,249
BERMUDA	0.5%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.1%
Asian Citrus Holdings Ltd. (HKD)[a]		128,000	61,049
Asian Citrus Holdings Ltd. (GBP)[b]		72,752	36,045
			97,094

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
ENERGY—OIL & GAS EQUIPMENT & SERVICES	0.4%
Nabors Industries Ltd. (USD)[b]		19,229	$277,859
TOTAL BERMUDA			374,953
BRAZIL	0.8%
ENERGY—OIL & GAS	0.4%
Petroleo Brasileiro SA, ADR		15,847	305,847
REAL ESTATE	0.4%
OFFICE	0.1%
FII BTG Pactual Corporate Office Fund		1,400	106,051
RETAIL	0.3%
BR Malls Participacoes SA		14,792	195,204
TOTAL REAL ESTATE			301,255
TOTAL BRAZIL			607,102
CANADA	8.7%
ENERGY—OIL & GAS	1.3%
Suncor Energy		19,483	640,684
Talisman Energy		13,352	151,010
Ultra Petroleum Corp. (USD)[b]		8,843	160,324
			952,018
GOLD	4.9%
Central GoldTrust (USD)[b]		6,500	408,200
Sprott Physical Gold Trust ETF (USD)[b]		225,365	3,202,437
			3,610,637
MATERIALS—METALS & MINING	1.5%
Capstone Mining Corp.[b]		48,352	117,149
Eldorado Gold Corp.		6,673	85,870
Franco-Nevada Corp.		8,498	485,087
Ivanplats Ltd. Class Ab		11,437	57,490
Kirkland Lake Gold[b]		6,827	40,151
Yamana Gold		18,487	317,998
			1,103,745
REAL ESTATE	1.0%
OFFICE	0.2%
Brookfield Office Properties (USD)		9,187	156,271

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
RESIDENTIAL	0.4%
Boardwalk REIT		4,690	$304,258
RETAIL	0.4%
RioCan REIT		9,763	270,502
TOTAL REAL ESTATE			731,031
TOTAL CANADA			6,397,431
CHINA	0.1%
REAL ESTATE—DIVERSIFIED
Guangzhou R&F Properties Co., Ltd. Class H (HKD)[a]		44,000	74,572
FRANCE	1.6%
ENERGY—OIL & GAS	0.5%
Total SAa		6,704	348,829
REAL ESTATE	1.1%
DIVERSIFIED	0.2%
Societe Fonciere Lyonnaise SAa		3,251	152,758
RETAIL	0.9%
Klepierre[a]		6,486	259,241
Unibail-Rodamco[a]		1,746	423,410
			682,651
TOTAL REAL ESTATE			835,409
TOTAL FRANCE			1,184,238
GERMANY	0.3%
REAL ESTATE—RESIDENTIAL
Deutsche Wohnen AGa		10,231	189,939
HONG KONG	3.4%
MATERIALS—METALS & MINING	0.1%
China Polymetallic Mining Ltd.[b,c]		323,000	67,094
REAL ESTATE	3.3%
DIVERSIFIED	1.8%
Agile Property Holdings Ltd.[a]		54,000	77,526
Hang Lung Properties Ltd.[a]		64,000	257,563
Hysan Development Co., Ltd.[a]		41,131	200,282
Sino Land Co., Ltd.[a]		97,000	176,601
Sun Hung Kai Properties Ltd.[a]		38,000	578,262
			1,290,234

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
HOTEL	0.2%
Shangri-La Asia Ltd.[a]		70,000	$141,010
OFFICE	0.6%
Hongkong Land Holdings Ltd. (USD)[a]		62,000	437,898
RESIDENTIAL	0.2%
Country Garden Holdings Co.[a,b]		268,567	143,485
RETAIL	0.5%
Link REIT[a]		80,500	403,673
TOTAL REAL ESTATE			2,416,300
TOTAL HONG KONG			2,483,394
ITALY	0.9%
ENERGY—OIL & GAS
Eni S.p.A.[a]		26,954	660,306
JAPAN	2.5%
REAL ESTATE
DIVERSIFIED	2.0%
Mitsubishi Estate Co., Ltd.[a]		25,000	598,517
Mitsui Fudosan Co., Ltd.[a]		12,000	293,557
Sumitomo Realty & Development Co., Ltd.[a]		11,000	366,453
Tokyo Tatemono Co., Ltd.[a]		37,554	193,442
			1,451,969
INDUSTRIAL	0.3%
GLP J-REIT[b]		263	200,965
OFFICE	0.1%
Japan Real Estate Investment Corp.[a]		8	78,817
RETAIL	0.1%
Japan Retail Fund Investment Corp.[a]		39	71,692
TOTAL JAPAN			1,803,443
JERSEY	0.8%
MATERIALS—METALS & MINING
Glencore International PLC (GBP)[a]		27,956	161,497
Randgold Resources Ltd. (GBP)[a]		4,392	434,488
TOTAL JERSEY			595,985

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
LUXEMBOURG	0.2%
CONSUMER—NON-CYCLICAL—AGRICULTURE
Adecoagro SA (USD)[b]		20,500	$173,840
NETHERLANDS	0.4%
REAL ESTATE—RETAIL
Corio NVa		2,201	100,930
Eurocommercial Properties NVa		3,665	147,311
TOTAL NETHERLANDS			248,241
NORWAY	0.9%
ENERGY—OIL & GAS	0.4%
Statoil ASA[a]		11,052	278,561
MATERIALS—CHEMICALS	0.3%
Yara International ASA[a]		4,890	243,809
REAL ESTATE—OFFICE	0.2%
Norwegian Property ASA[a]		101,174	156,636
TOTAL NORWAY			679,006
PHILIPPINES	0.5%
REAL ESTATE—RETAIL
SM Prime Holdings[a]		950,375	383,091
RUSSIA	1.0%
ENERGY—OIL & GAS	0.3%
Gazprom OAO, ADR[a]		25,615	247,580
MATERIALS	0.7%
CHEMICALS	0.1%
Phosagro OAO, GDR		6,225	84,660
METALS & MINING	0.6%
MMC Norilsk Nickel OJSC (USD)		21,508	396,393
TOTAL MATERIALS			481,053
TOTAL RUSSIA			728,633
SINGAPORE	1.5%
REAL ESTATE
DIVERSIFIED	0.3%
Capitaland Ltd.[a]		71,000	218,546

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
HOTEL	0.1%
CDL Hospitality Trusts[a]		58,000	$89,634
INDUSTRIALS	0.4%
Global Logistic Properties Ltd.[a]		121,000	279,838
RETAIL	0.7%
CapitaMall Trust[a]		116,000	203,844
CapitaMalls Asia Ltd.[a]		104,000	167,497
Suntec Real Estate Investment Trust[a]		116,000	159,818
			531,159
TOTAL SINGAPORE			1,119,177
SWEDEN	0.1%
REAL ESTATE—OFFICE
Fabege ABa		9,944	100,822
SWITZERLAND	0.8%
ENERGY—OIL & GAS EQUIPMENT& SERVICES
Transocean Ltd. (USD)		7,522	335,857
Weatherford International Ltd. (USD)[b]		20,073	224,617
TOTAL SWITZERLAND			560,474
THAILAND	0.2%
REAL ESTATE—RETAIL
Central Pattana PCL[a]		62,100	166,339
UNITED KINGDOM	6.4%
ENERGY	1.5%
INTEGRATED OIL & GAS	1.0%
BG Group PLC[a]		13,852	231,048
New Britain Palm Oil Ltd.		18,916	155,177
Royal Dutch Shell PLC[a]		11,131	397,113
			783,338
OIL & GAS EQUIPMENT & SERVICES	0.5%
Ensco PLC, Class A (USD)		6,000	355,680
TOTAL ENERGY			1,139,018
MATERIALS—METALS & MINING	3.5%
BHP Billiton PLC[a]		28,591	1,008,504
London Mining PLC[a,b]		50,150	119,425

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
Rio Tinto PLC[a]		15,317	$893,373
Vedanta Resources PLC[a]		4,610	89,007
Xstrata PLC[a]		25,805	450,447
			2,560,756
REAL ESTATE	1.4%
DIVERSIFIED	0.8%
Hammerson PLC[a]		31,587	253,287
Land Securities Group PLC[a]		25,822	344,492
			597,779
OFFICE	0.6%
Derwent London PLC[a]		12,140	420,162
TOTAL REAL ESTATE			1,017,941
TOTAL UNITED KINGDOM			4,717,715
UNITED STATES	23.9%
COMMUNICATIONS—TOWERS	0.3%
American Tower Corp.		2,632	203,375
ENERGY	5.1%
OIL & GAS	4.4%
Anadarko Petroleum Corp.		8,335	619,374
Apache Corp.		3,547	278,439
Chevron Corp.		1,836	198,545
CONSOL Energy		11,871	381,059
Exxon Mobil Corp.		6,051	523,714
Marathon Oil Corp.		6,591	202,080
Noble Energy		3,180	323,533
Occidental Petroleum Corp.		4,896	375,083
Southwestern Energy Co.[b]		9,121	304,733
			3,206,560
OIL & GAS SERVICES	0.7%
Baker Hughes		3,821	156,050
Valero Energy Corp.		10,083	344,032
			500,082
TOTAL ENERGY			3,706,642

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
GOLD	4.7%
iShares Gold Trust ETF[b]		212,603	$3,459,051
INDUSTRIAL—MACHINERY	0.4%
AGCO Corp.[b]		6,484	318,494
MATERIALS	1.0%
CHEMICALS	0.6%
Monsanto Co.		4,390	415,513
METALS & MINING	0.4%
Freeport-McMoRan Copper & Gold		9,503	325,003
TOTAL MATERIALS			740,516
REAL ESTATE	12.4%
DIVERSIFIED	1.0%
American Assets Trust		4,199	117,278
Colony Financial		7,761	151,339
Vornado Realty Trust		5,600	448,448
			717,065
HEALTH CARE	0.7%
HCP		5,829	263,354
Ventas		3,827	247,684
			511,038
HOTEL	0.9%
Hersha Hospitality Trust		39,307	196,535
Pebblebrook Hotel Trust		7,647	176,646
Starwood Hotels & Resorts Worldwide		4,962	284,620
			657,801
INDUSTRIALS	1.1%
DCT Industrial Trust		12,633	81,988
First Industrial Realty Trust[b]		7,545	106,233
First Potomac Realty Trust		3,961	48,958
Prologis		16,181	590,445
			827,624
OFFICE	2.0%
Alexandria Real Estate Equities		2,959	205,118
Boston Properties		1,212	128,242

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
Corporate Office Properties Trust		1,989	$49,685
Douglas Emmett		16,171	376,784
Hudson Pacific Properties		7,692	161,994
Kilroy Realty Corp.		1,923	91,092
Liberty Property Trust		200	7,154
Parkway Properties		11,420	159,766
SL Green Realty Corp.		3,929	301,158
			1,480,993
RESIDENTIAL—APARTMENT	2.6%
American Campus Communities		3,628	167,360
AvalonBay Communities		3,667	497,208
Camden Property Trust		2,298	156,746
Colonial Properties Trust		10,283	219,748
Education Realty Trust		13,953	148,460
Equity Residential		12,736	721,749
			1,911,271
RETAIL	0.1%
CBL & Associates Properties		4,791	101,617
SELF STORAGE	0.9%
CubeSmart		14,723	214,514
Extra Space Storage		6,026	219,286
Public Storage		1,364	197,726
			631,526
SHOPPING CENTERS	2.8%
COMMUNITY CENTER	1.0%
Acadia Realty Trust		9,650	242,022
DDR Corp.		13,424	210,220
Regency Centers Corp.		4,582	215,904
Tanger Factory Outlet Centers		1,402	47,948
			716,094
REGIONAL MALL	1.8%
General Growth Properties		10,484	208,108
Simon Property Group		7,090	1,120,858
			1,328,966
TOTAL SHOPPING CENTERS			2,045,060

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SPECIALTY	0.3%
Digital Realty Trust		2,157	$146,439
DuPont Fabros Technology		4,308	104,081
			250,520
TOTAL REAL ESTATE			9,134,515
TOTAL UNITED STATES			17,562,593
TOTAL COMMON STOCK (Identified cost—$41,988,013)			43,774,543
PREFERRED SECURITIES—$25 PAR VALUE	1.8%
UNITED STATES
BANKS	0.5%
US Bancorp, 3.50%, Series B (FRN)		16,000	394,560
ELECTRIC—INTEGRATED	0.6%
Southern California Edison Co., 4.32%, Series D ($100 Par Value)(FRN)		4,431	447,116
FINANCE	0.4%
Capital One Capital II, 7.50%, due 6/15/66, (TruPS)		13,000	322,920
UTILITIES	0.3%
NextEra Energy Capital Holdings, due 10/1/66, Series A		7,557	189,076
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,343,685)			1,353,672
PREFERRED SECURITIES—CAPITAL SECURITIES	1.4%
UNITED STATES
BANKS
Capital One Capital V, 10.25%, due 8/15/39		500,000	500,000
Mellon Capital IV, 4.00%, due 12/31/49, Series 1 (FRN)		115,000	108,550
Wachovia Capital Trust III, 5.57%, due 3/29/49, (FRN)		450,000	449,437
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,042,620)			1,057,987

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Principal Amount		Value
CORPORATE BONDS	2.0%
CANADA	1.3%
BANKS	0.4%
Toronto-Dominion Bank, 2.948%, due 8/2/16, Series DPNT		CAD	250,000	$259,870
INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Bell Canada, 4.85%, due 6/30/14		CAD	400,000	420,291
PIPELINES	0.3%
TransCanada PipeLines Ltd., 5.05%, due 8/20/13		CAD	250,000	257,093
TOTAL CANADA				937,254
UNITED STATES	0.7%
INTEGRATED TELECOMMUNICATIONS SERVICES
Comcast Cable Communications Holdings, 8.375%, due 3/15/13			$500,000	507,910
TOTAL CORPORATE BONDS (Identified cost—$1,438,531)				1,445,164
GOVERNMENT ISSUES	3.4%
AUSTRALIA	2.7%
Australia Government Bond, 4.50%, due 10/21/14, Series 131		AUD	1,000,000	1,072,374
Australia Government Bond, 6.50%, due 5/15/13, Series 118		AUD	900,000	947,331
TOTAL AUSTRALIA				2,019,705
CANADA	0.7%
Canadian Government Bond, 2.00%, due 3/1/14		CAD	500,000	507,806
TOTAL GOVERNMENT ISSUES (Identified cost—$2,536,309)				2,527,511
		Number of Shares
SHORT-TERM INVESTMENTS	31.0%
MONEY MARKET FUNDS	5.4%
State Street Institutional Treasury Money Market Fund, 0.17%[d]			3,950,473	3,950,473

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Principal Amount	Value
U.S. TREASURY BILLS	25.6%
U.S. Treasury Bills, 0.00%, due 5/2/13		$5,193,000	$5,191,572
U.S. Treasury Bills, 0.00%, due 3/7/13		5,704,000	5,703,698
U.S. Treasury Bills, 0.00%, due 1/10/13[e]		7,956,000	7,955,766
			18,851,036
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$22,800,356)			22,801,509
TOTAL INVESTMENTS (Identified cost—$71,149,514)	99.1%		72,960,386
OTHER ASSETS IN EXCESS OF LIABILITIES[f]	0.9%		646,692
NET ASSETS	100.0%		$73,607,078

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

AUD  Australian Dollar

CAD  Canadian Dollar

ETF  Exchange-Traded Fund

FRN  Floating Rate Note

GBP  Great British Pound

GDR  Global Depositary Receipt

HKD  Hong Kong Dollar

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 22.7% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  Illiquid security. Aggregate holdings equal 0.1% of the net assets of the Fund.

d  Rate quoted represents the seven-day yield of the fund.

e  All or a portion of this security has been segregated and/or pledged as collateral for futures contracts and commodity swap contracts. $848,975 in aggregate has been pledged as collateral to Newedge USA, LLC.

f  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts and the value of open commodity swap contracts at December 31, 2012.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Futures contracts outstanding at December 31, 2012 were as follows:

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	LONG FUTURES OUTSTANDING
21	Aluminum HG LME	$1,074,413	January 16, 2013	$19,424
20	Aluminum HG LME	1,044,250	May 15, 2013	(17,755)
4	Brent Crude Oil[b]	439,560	February 13, 2013	14,209
8	Brent Crude Oil[b]	867,760	April 15, 2013	12,099
3	Cattle Feeder[b]	231,413	March 28, 2013	77
5	Cocoa	111,800	March 13, 2013	(6,460)
5	Coffee C	269,625	March 18, 2013	(21,913)
7	Coffee Robusta	134,680	March 28, 2013	1,835
5	Copper LME	991,281	March 20, 2013	27,703
11	Corn	384,038	March 14, 2013	(20,131)
14	Corn	490,175	May 14, 2013	(31,968)
9	Corn	313,763	July 12, 2013	76
11	Cotton No. 2	413,270	March 6, 2013	8,206
3	Gas Oil	278,100	February 12, 2013	3,757
7	Gasoline RBOB	812,498	February 28, 2013	33,948
6	Heating Oil	760,234	February 28, 2013	20,320
4	Lead LME	232,700	March 20, 2013	11,849
5	Lean Hogs[b]	171,450	February 14, 2013	(1,300)
7	Lean Hogs[b]	248,430	April 12, 2013	(6,587)
6	Light Sweet Crude Oil	553,620	February 20, 2013	31,723
16	Light Sweet Crude Oil	1,490,560	April 22, 2013	54,723
7	Light Sweet Crude Oil	655,900	June 20, 2013	7,209
9	Live Cattle	476,280	February 28, 2013	9,570
7	Live Cattle	381,850	April 30, 2013	(2,353)
4	Natural Gas	134,600	February 26, 2013	(1,873)
30	Natural Gas	1,020,900	March 26, 2013	(123,100)
3	Nickel LME	306,144	January 16, 2013	14,007
3	Nickel LME	307,026	March 20, 2013	(6,870)
1	Palladium	70,335	March 26, 2013	6,503
2	Platinum	154,240	April 26, 2013	(8,474)
5	Red Spring Wheat	216,375	March 14, 2013	(18,178)
10	Soybean	704,750	March 14, 2013	(41,072)
5	Soybean	349,813	May 14, 2013	(12,388)
8	Soybean Meal	335,520	March 14, 2013	(14,842)
9	Soybean Oil	268,380	March 14, 2013	(4,711)
17	Sugar 11	371,470	February 28, 2013	(18,067)

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
13	Sugar 11	$285,376	April 30, 2013	$(7,272)
6	Wheat	249,300	March 14, 2013	(18,225)
3	Wheat	116,700	March 14, 2013	(12,559)
6	Wheat	236,325	May 14, 2013	(21,726)
1	Wheat	39,688	July 12, 2013	89
6	Zinc LME	308,175	January 16, 2013	25,839
6	Zinc LME	314,175	May 15, 2013	862
	SHORT FUTURES OUTSTANDING
21	Aluminum HG LME	(1,074,413)	January 16, 2013	15,400
3	Nickel LME	(306,144)	January 16, 2013	7,020
6	Zinc LME	(308,175)	January 16, 2013	320
				$(91,056)

a  Represents positions held in the subsidiary.

b  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

LME  London Metal Exchange

RBOB  Reformulated Gasoline Blendstock for Oxygen Blending

Commodity swap contracts outstanding at December 31, 2012 were as follows:

Counterparty	Underlying Reference Instrument[a]	Notional Amount	Termination Date	Value
	LONG POSITIONS
Newedge USA, LLC	Copper March Futures	$1,004,438	February 21, 2013	$1,063
Newedge USA, LLC	Gold February Futures	2,346,120	January 24, 2013	(41,390)
Newedge USA, LLC	Gold April Futures	2,013,600	March 21, 2013	6,240
Newedge USA, LLC	Silver March Futures	755,675	February 21, 2013	(32,680)
	SHORT POSITIONS
Newedge USA, LLC	Gold February Futures	(2,346,120)	January 24, 2013	2,380
				$(64,387)

a  Represents positions held in the subsidiary.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$71,149,514)	$72,960,386
Foreign currency, at value (Identified cost—$71,839)	71,823
Deposits at broker for futures contracts	1,017,682
Outstanding swap contracts, at value	9,683
Receivable for:
Dividends and interest	144,970
Fund shares sold	122,821
Investment securities sold	93,427
Other assets	19,727
Total Assets	74,440,519
LIABILITIES:
Outstanding swap contracts, at value	74,070
Payable for:
Investment securities purchased	427,070
Variation margin on futures contracts	90,192
Fund shares redeemed	43,909
Investment advisory fees	20,865
Foreign capital gains tax	12,529
Administration fees	4,845
Directors' fees	4,368
Shareholder servicing fees	633
Distribution fees	439
Interest expense	395
Other liabilities	154,126
Total Liabilities	833,441
NET ASSETS	$73,607,078
NET ASSETS consist of:
Paid-in capital	$72,883,291
Dividends in excess of net investment income	(394,673)
Accumulated net realized loss	(524,148)
Net unrealized appreciation	1,642,608
$73,607,078

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2012

CLASS A SHARES:
NET ASSETS	$4,624,871
Shares issued and outstanding ($0.001 par value common stock outstanding)	461,278
Net asset value and redemption price per share	$10.03
Maximum offering price per share ($10.03 ÷ 0.955)[a]	$10.50
CLASS C SHARES:
NET ASSETS	$3,835,403
Shares issued and outstanding ($0.001 par value common stock outstanding)	383,565
Net asset value and offering price per share[b]	$10.00
CLASS I SHARES:
NET ASSETS	$63,666,910
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,343,545
Net asset value, offering and redemption price per share	$10.04
CLASS R SHARES:
NET ASSETS	$1,187
Shares issued and outstanding ($0.001 par value common stock outstanding)	118
Net asset value, offering and redemption price per share	$10.06
CLASS Z SHARES:
NET ASSETS	$1,478,707
Shares issued and outstanding ($0.001 par value common stock outstanding)	147,480
Net asset value, offering and redemption price per share	$10.03

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period January 31, 2012a through December 31, 2012

Investment Income:
Dividend income (net of $49,110 of foreign withholding tax)	$924,018
Interest income	85,704
Total Income	1,009,722
Expenses:
Investment advisory fees	466,525
Distribution fees—Class A	5,930
Distribution fees—Class C	15,124
Distribution fees—Class R	9
Shareholder servicing fees—Class A	2,372
Shareholder servicing fees—Class C	5,041
Shareholder servicing fees—Class I	468
Shareholder servicing fees—Class Z	1,729
Administration fees	148,586
Professional fees	145,542
Custodian fees and expenses	141,849
Registration and filing fees	62,405
Transfer agent fees and expenses	50,265
Shareholder reporting expenses	43,974
Directors' fees and expenses	23,417
Interest expense	3,342
Line of credit fees	961
Miscellaneous	9,291
Total Expenses	1,126,830
Reduction of Expenses (See Note 2)	(578,263)
Net Expenses	548,567
Net Investment Income	461,155
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments (net of $15,753 of foreign capital gains tax)	(354,106)
Futures contracts	(276,340)
Commodity swap transactions	(85,630)
Foreign currency transactions	(23,012)
Net realized loss	(739,088)
Net change in unrealized appreciation (depreciation) on:
Investments (net of $12,529 of foreign capital gains tax)	1,798,343
Futures contracts	(91,056)
Commodity swap transactions	(64,387)
Foreign currency translations	(292)
Net change in unrealized appreciation	1,642,608
Net realized and unrealized gain	903,520
Net Increase in Net Assets Resulting from Operations	$1,364,675

a  Commencement of operations.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period January 31, 2012[a] through December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$461,155
Net realized loss	(739,088)
Net change in unrealized appreciation	1,642,608
Net increase in net assets resulting from operations	1,364,675
Dividends to Shareholders from:
Net investment income:
Class A	(51,410)
Class C	(31,728)
Class I	(891,182)
Class R	(16)
Class Z	(13,751)
Total dividends to shareholders	(988,087)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	73,130,490
Total increase in net assets	73,507,078
Net Assets:
Beginning of period	100,000
End of period[b]	$73,607,078

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $394,673.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

Class A
Per Share Operating Performance:	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.06 [b]
Net realized and unrealized gain	0.10
Total from investment operations	0.16
Less dividends to shareholders from:
Net investment income	(0.13)
Total dividends to shareholders	(0.13)
Net increase in net asset value	0.03
Net asset value, end of period	$10.03
Total investment return[c,d,e]	1.66%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4.6
Ratio of expenses to average daily net assets (before expense reduction)	2.40%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.35%[f]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.43)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.62%[f]
Portfolio turnover rate	128%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

Class C
Per Share Operating Performance:	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.00 [b,c]
Net realized and unrealized gain	0.09
Total from investment operations	0.09
Less dividends to shareholders from:
Net investment income	(0.09)
Total dividends to shareholders	(0.09)
Net increase in net asset value	0.00
Net asset value, end of period	$10.00
Total investment return[d,e,f]	0.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.8
Ratio of expenses to average daily net assets (before expense reduction)	3.06%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.00%[g]
Ratio of net investment loss to average daily net assets (before expense reduction)	(1.11)%[g]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(0.05)%[g]
Portfolio turnover rate	128%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

Class I
Per Share Operating Performance:	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.09 [b]
Net realized and unrealized gain	0.11
Total from investment operations	0.20
Less dividends to shareholders from:
Net investment income	(0.16)
Total dividends to shareholders	(0.16)
Net increase in net asset value	0.04
Net asset value, end of period	$10.04
Total investment return[c,d]	2.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$63.7
Ratio of expenses to average daily net assets (before expense reduction)	2.12%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.17)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.95%[e]
Portfolio turnover rate	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

Class R
Per Share Operating Performance:	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.04 [b]
Net realized and unrealized gain	0.11
Total from investment operations	0.15
Less dividends to shareholders from:
Net investment income	(0.09)
Total dividends to shareholders	(0.09)
Net increase in net asset value	0.06
Net asset value, end of period	$10.06
Total investment return[c,d]	1.54%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1.0
Ratio of expenses to average daily net assets (before expense reduction)	2.55%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.55)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.46%[e]
Portfolio turnover rate	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

Class Z
Per Share Operating Performance:	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.06 [b]
Net realized and unrealized gain	0.11
Total from investment operations	0.17
Less dividends to shareholders from:
Net investment income	(0.14)
Total dividends to shareholders	(0.14)
Net increase in net asset value	0.03
Net asset value, end of period	$10.03
Total investment return[c,d]	1.73%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	2.12%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.31)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.68%[e]
Portfolio turnover rate	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total returns over the long term and to maximize real returns during inflationary environments. The Fund had no operations until January 17, 2012 when it sold 100 shares each of Class A, C, R and Z and 9,600 shares of Class I for $100,000 to Cohen & Steers Capital Management, Inc. (the advisor). Investment operations commenced on January 31, 2012. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares.)

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. As of December 31, 2012, the Fund held $16,375,148 in the Subsidiary, representing 22.2% of the Fund's net assets. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Commodity swaps are valued based on the values of underlying futures contracts, using the settlement price from the principal exchange on which the contract is traded.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the period January 31, 2012 (commencement of operations) through December 31, 2012.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Australia	$2,963,249	$154,985	$2,808,264	$—
Common Stock—Bermuda	374,953	313,904	61,049	—
Common Stock—China	74,572	—	74,572	—
Common Stock—France	1,184,238	—	1,184,238	—
Common Stock—Germany	189,939	—	189,939	—
Common Stock—Hong Kong	2,483,394	67,094	2,416,300	—
Common Stock—Italy	660,306	—	660,306	—
Common Stock—Japan	1,803,443	200,965	1,602,478	—
Common Stock—Jersey	595,985	—	595,985	—

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Netherlands	$248,241	$—	$248,241	$—
Common Stock—Norway	679,006	—	679,006	—
Common Stock—Philippines	383,091	—	383,091	—
Common Stock—Russia	728,633	481,053	247,580	—
Common Stock—Singapore	1,119,177	—	1,119,177	—
Common Stock—Sweden	100,822	—	100,822	—
Common Stock—Thailand	166,339	—	166,339	—
Common Stock—United Kingdom	4,717,715	510,857	4,206,858	—
Common Stock—Other Countries	25,301,440	25,301,440	—	—
Preferred Securities—$25 Par Value—Electric—Integrated	447,116	—	447,116	—
Preferred Securities—$25 Par Value—Other Industries	906,556	906,556	—	—
Preferred Securities— Capital Securities	1,057,987	—	1,057,987	—
Corporate Bonds	1,445,164	—	1,445,164	—
Government Issues	2,527,511	—	2,527,511	—
Short-Term Instruments	22,801,509	—	22,801,509	—
Total Investments[a]	$72,960,386	$27,936,854	$45,023,532	$—
Futures Contracts	326,768	326,768	—	—
Commodity Swaps	9,683	—	9,683	—
Total Appreciation in Other Financial Instruments[a]	$336,451	$326,768	$9,683	$—
Futures Contracts	(417,824)	(417,824)	—	—
Commodity Swaps	(74,070)	—	(74,070)	—
Total Depreciation in Other Financial Instruments[a]	$(491,894)	$(417,824)	$(74,070)	$—

a Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Commodity swaps: The Fund uses swaps on commodity futures in order to gain exposure to the underlying commodities markets. Swap values are based on the values of underlying futures contracts, using the settlement price from the principal exchange on which the contract is traded. Changes in swap values are recorded as change in net unrealized appreciation or depreciation on commodity swaps in the Consolidated Statement of Operations. Realized gain or loss, based on the difference between the contract price and market price of the underlying instrument, is recorded upon termination date.

Upon entering into a swap, the Fund is required to post an initial margin (referred to as "Independent Amount", as defined in the swap agreement). Independent amounts are posted to a segregated account at the Fund's custodian. The Fund is required to post additional collateral to the segregated account, for the benefit of the counterparty, as applicable, for mark-to-market losses on swaps.

The Fund pays a monthly financing charge to the counterparty, which is calculated based on the daily balance of the segregated account for the benefit of the counterparty and a LIBOR-based rate.

The Fund is entitled to receive cash from the counterparty as collateral for mark-to-market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the Consolidated Statement of Assets and Liabilities. At December 31, 2012, the Fund did not hold any cash collateral from the counterparty.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts to allow the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Fund's activities in commodity swaps are concentrated with one counterparty. Counterparty credit risk may be mitigated to the extent the counterparty posts collateral for mark-to-market gains to the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Realized gains on security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions where it trades and has concluded that as of December 31, 2012, no additional provisions for income tax are required in the Fund's consolidated financial statements.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains through the Subsidiary's fiscal year ended November 30, 2012, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the period January 31, 2012 (commencement of operations) through December 31, 2012, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A, Class C, Class R and Class Z shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses, which include the expenses of the Subsidiary, as a percentage of average net assets at 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.15% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor. For the period January 31, 2012 (commencement of operations) through December 31, 2012, fees waived and/or expenses reimbursed totaled $578,263.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe S.A. (all affiliates of the advisor), Gresham Investment Management LLC and Investec Asset Management US Ltd. (collectively the subadvisors), the subadvisors are responsible for managing a portion of the Fund's assets. For their services provided under the respective subadvisory agreement, the advisor (not the Fund) pays each subadvisor a fee based on a percentage of the Fund's average daily net assets managed by each subadvisor. On December 11, 2012, the Board of Directors of the Fund approved the termination of the subadvisory agreement with Cohen & Steers Europe S.A. effective December 31, 2012.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the period January 31, 2012 (commencement of operations) through December 31, 2012, the Fund paid the advisor $41,469 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the period January 31, 2012 (commencement of operations) through December 31, 2012, the Fund has been advised that the distributor received $10,299 in sales commissions from the sale of Class A shares and $33 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on Class C shares are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares, up to 0.10% of the average daily net assets of the Fund's Class I shares and up to 0.15% of the average daily net

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

assets of the Fund's Class Z shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $713 for the period January 31, 2012 (commencement of operations) through December 31, 2012.

Other: At December 31, 2012, the advisor and affiliated persons of the advisor owned 69% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period January 31, 2012 (commencement of operations) through December 31, 2012, totaled $97,322,106 and $48,478,436, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2012 and the effect of derivatives held during the period January 31, 2012 (commencement of operations) through December 31, 2012, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Contracts:
Futures Contracts	—	$—	Payable for variation margin on futures contracts	$(91,056)[a]
Commodity Swaps	Outstanding swap contracts, at value	9,683	Outstanding swap contracts, at value	(74,070)

a  Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Consolidated Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Commodity Contracts:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(276,340)	$(91,056)
Commodity Swaps	Net Realized and Unrealized Gain (Loss)	(85,630)	(64,387)

The following summarizes the volume of the Fund's futures and commodity swaps activity during the period ended December 31, 2012:

	Futures Contracts	Commodity Swaps
Average Notional Balance—Long	$14,820,310	$4,062,620
Average Notional Balance—Short	(1,699,368)	(1,001,300)
Ending Notional Balance—Long	18,616,942	6,119,833
Ending Notional Balance—Short	(1,688,732)	(2,346,120)

Note 5. Income Tax Information

The tax character of dividends paid was as follows:

For the period January 31, 2012[a] through December 31, 2012
Ordinary income	$988,087
Total dividends	$988,087

a  Commencement of operations

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$71,772,718
Gross unrealized appreciation	$3,116,263
Gross unrealized depreciation	(1,928,595)
Net unrealized appreciation	$1,187,668

As of December 31, 2012, the Fund had a net capital loss carryforward of $225,198 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

$225,198 recognized during the current year which under current federal income tax rules may offset capital gains recognized in any future period.

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and Subsidiary losses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $347,199, accumulated net realized loss was credited $214,940 and dividends in excess of net investment income was credited $132,259. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the period January 31, 2012[a] through December 31, 2012
	Shares	Amount
CLASS A:
Sold	515,342	$5,137,340
Issued as reinvestment of dividends and distributions	3,593	35,322
Redeemed	(57,657)	(564,140)
Net increase	461,278	$4,608,522
CLASS C:
Sold	386,814	$3,811,165
Issued as reinvestment of dividends and distributions	1,415	13,857
Redeemed	(4,664)	(44,372)
Net increase	383,565	$3,780,650
CLASS I:
Sold	6,654,556	$66,324,151
Issued as reinvestment of dividends and distributions	8,748	86,051
Redeemed	(319,759)	(3,176,433)
Net increase	6,343,545	$63,233,769

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the period January 31, 2012[a] through December 31, 2012
	Shares	Amount
CLASS R:
Sold	269	$1,674
Issued as reinvestment of dividends and distributions	1	7
Redeemed	(152)	(1,519)
Net increase	118	$162
CLASS Z:
Sold	489,674	$4,888,019
Issued as reinvestment of dividends and distributions	1,395	13,737
Redeemed	(343,589)	(3,394,369)
Net increase	147,480	$1,507,387

a  Commencement of operations.

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expired January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. Effective January 25, 2013, the credit agreement was renewed under similar terms and expires January 24, 2014.

During the period January 31, 2012 (commencement of operations) through December 31, 2012, the Fund did not borrow under the credit agreement.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act ("CEA"). As a result of the Commodity Futures Trading Commission (CFTC) rule amendments, the advisor has recently registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. The CFTC's rule amendments mandate disclosure, reporting and recordkeeping obligations

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

that will apply with respect to the Fund once the CFTC proposal that seeks to "harmonize" these obligations with overlapping SEC regulations is finalized. Until the CFTC's and SEC's overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is uncertain. Compliance with the CFTC's new regulatory requirements could increase Fund expenses, adversely affecting the Fund's total return. The CFTC rule amendments also may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps). The Investment Company Institute and the U.S. Chamber of Commerce have filed a lawsuit claiming that certain of the CFTC's rule amendments were not lawfully adopted, and the outcome of the lawsuit (and the possible impact of the lawsuit on the Fund) is uncertain.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Real Assets Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Real Assets Fund, Inc. and its subsidiary (hereafter refered to as the "Fund") at December 31, 2012, and the results of their operations, the changes in their net assets and the financial highlights for the period January 31, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2013

COHEN & STEERS REAL ASSETS FUND, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $332,267. Additionally, 6.7% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $60,949. The Fund generated net foreign source income of $536,354 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Principal Occupation During At Least Director (Including the Fund)	Complex Overseen by Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Principal Occupation During At Least Director (Including the Fund)	Complex Overseen by Length of Time Served[3]
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Principal Occupation During At Least Director (Including the Fund)	Complex Overseen by Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Principal Occupation During At Least Director (Including the Fund)	Complex Overseen by Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors) or Subadvisor.

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
William F. Scapell Age: 45	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003
Jon Cheigh Age: 40	Vice President	Executive Vice President (since 2012). Prior to that, Senior Vice President of the Advisor.	Since 2007
Yigal Jhirad Age: 48	Vice President

Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.

Since 2007
Jason Yablon Age: 33	Vice President	Vice President of the Advisor. Prior to that, research analyst since 2004. Prior thereto, research analyst for Morgan Stanley covering real estate sector.	Since 2012
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Yigal D. Jhirad
Vice president

William Scapell
Vice president

Jon Cheigh
Vice president

Jason Yablon
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Sub-advisors

Gresham Investment Management LLC
67 Irving Place, 12th Floor
New York, NY 10030

Investec Asset Management Limited
2 Gresham Street
London EC2V 7QP

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—RAPAX
Class  C—RAPCX
Class  I—RAPIX
Class  R—RAPRX
Class  Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REAL ASSETS FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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RAPAXAR

Annual Report December 31, 2012

Cohen & Steers Real Assets Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the period ended December 31, 2012 (the registrant commenced operations on January 31, 2012) for professional services rendered by the registrant’s principal accountant were as follows:

2012
Audit Fees	$60,000
Audit-Related Fees	$13,800
Tax Fees	$12,400
All Other Fees	$0

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the period ended December 31, 2012 (the registrant commenced operations on January 31, 2012), the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

2012

Registrant	$12,400
Investment Advisor	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 1, 2013